Regulatory Matters, Commitments, Contingencies And Environmental Liabilities Regulatory Matters, Commitments, Contingencies And Environmental Liabilities (Schedule of Future Minimum Rental Payments for Operating Leases) (Details) (USD $)
In Millions, unless otherwise specified
Dec. 31, 2012
Operating Leased Assets [Line Items]
2013	$ 92
2014	82
2015	79
2016	64
2017	52
Thereafter	462
Total Future Rent Payments	831
Future Rental Income	(64)
Net Future Rental Payments	$ 767